CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2018	Dec. 31, 2017
Stockholders' equity:
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized (in shares)	500,000,000	500,000,000
Common stock, shares issued (in shares)	4,890,697	4,752,672
Common stock, shares outstanding (in shares)	4,890,697	4,752,672
Common stock, subject to possible redemption (in shares)	1,076,328	14,213,703